SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549



                                  FORM 8-K
                               CURRENT REPORT





                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934




     Date of Report (Date of earliest event reported):  January 5, 1998





                           McDONALD'S CORPORATION
           (Exact name of Registrant as specified in its Charter)



      Delaware                      1-5231              36-2361282
  (State of Incorporation)   (Commission File No.)    (IRS Employer
                                                      Identification No.)



                            One McDonald's Plaza
                          Oak Brook, Illinois 60523
                               (630) 623-3000
          (Address and Phone Number of Principal Executive Offices)



  Item 5.   Other Events

  On January 8, 1998, McDonald's Corporation issued $150,000,000 6-3/8% Debentures due 2028.

  (c)  Exhibits

       1 Underwriting Agreement dated January 5, 1998, by and among McDonald's Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated and Salomon Brothers Inc

       3(i)   Restated Certificate of Incorporation of McDonald's
              Corporation effective as of December 29, 1997

       3(ii)  By-Laws of McDonald's Corporation effective as of December
              19, 1997

       4(a) Supplemental Indenture No. 1, dated as of January 8, 1998, supplemental to the Senior Debt Securities Indenture dated as of October 19, 1996, between McDonald's Corporation and First Union National Bank, as Trustee

       4(b)   Specimen Debenture



                                  SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                McDONALD'S CORPORATION

                                (Registrant)


                                By:  /s/ Gloria Santona
                                     ------------------------------
                                     Gloria Santona
                                     Vice President, Deputy General Counsel
                                     and Secretary



                                Exhibit Index


  Exhibit
  No.       Description of Exhibit
  -------   ----------------------

  1 Underwriting Agreement dated September 19, 1997, by and among McDonald's Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated and Salomon Brothers Inc

  3(i) Restated Certificate of Incorporation of McDonald's Corporation effective as of December 29, 1997

  3(ii)     By-Laws of McDonald's Corporation effective as of December 19,
            1997

  4(a) Supplemental Indenture No. 1, dated as of January 8, 1998, supplemental to the Senior Debt Securities Indenture dated as of October 19, 1996, between McDonald's Corporation and First Union National Bank, as Trustee

  4(b)      Specimen Debenture